Fees Summary	Mar. 10, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 207,150,000.00
Previously Paid Amount	28,586.65
Total Fee Amount	28,607.37
Total Offset Amount	0.00
Net Fee	$ 20.72